UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2015

ACCUSHARES COMMODITIES TRUST I

Sponsored by AccuShares Investment Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-194666	36-7629280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AccuShares Investment Management, LLC

300 First Stamford Place–4th Floor East, Stamford, CT 06902

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-855-286-7866

_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

The press release issued by AccuShares Investment Management, LLC, the Sponsor of AccuShares Commodities Trust I, on September 15, 2015 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description

99.1	Press Release dated September 15, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 15, 2015

ACCUSHARES COMMODITIES TRUST I
(Registrant)*

By:	AccuShares Investment Management, LLC
as the Sponsor of the Registrant

By:	/s/ Robert Rokose
	Name:	Robert Rokose
	Title:	Vice President, Chief Financial Officer and Treasurer

* As the Registrant is a trust, this report is being filed on behalf of the Registrant by AccuShares Investment Management, LLC, only in its capacity as the Sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of AccuShares Investment Management, LLC.